EXHIBIT 99.1

                        DIAMOND OFFSHORE DRILLING, INC.
                   RIG STATUS REPORT AS OF SEPTEMBER 2, 2003


  RIG NAME            WD         DESIGN                LOCATION           STATUS*             OPERATOR
-----------------------------------------------------------------------------------------------------------------
DOMESTIC DEEPWATER SEMISUBMERSIBLES (6)
-----------------------------------------------------------------------------------------------------------------
Ocean Quest          3,500'    Victory Class                GOM              Idle                 DODI
-----------------------------------------------------------------------------------------------------------------
Ocean Star           5,500'    Victory Class                GOM           Contracted           Kerr McGee
-----------------------------------------------------------------------------------------------------------------
Ocean America        5,500'    Ocean Odyssey                GOM           Contracted              Devon
-----------------------------------------------------------------------------------------------------------------
Ocean Valiant        5,500'    Ocean Odyssey                GOM           Contracted              Devon
-----------------------------------------------------------------------------------------------------------------
Ocean Victory        5,500'    Victory Class                GOM           Contracted            Newfield
-----------------------------------------------------------------------------------------------------------------
Ocean Confidence     7,500'    DP Aker H-3.2 Modified       GOM           Contracted               BP
-----------------------------------------------------------------------------------------------------------------

DOMESTIC 2ND/3RD GENERATION SEMISUBMERSIBLES (4)
-----------------------------------------------------------------------------------------------------------------
Ocean Concord        2,200'    F&G SS-2000                  GOM           Contracted           Kerr McGee
-----------------------------------------------------------------------------------------------------------------
Ocean Lexington      2,200'    F&G SS-2000                  GOM           Contracted        Walter Oil & Gas
-----------------------------------------------------------------------------------------------------------------
Ocean Saratoga       2,200'    F&G SS-2000                  GOM           Contracted              LLOG
-----------------------------------------------------------------------------------------------------------------
Ocean Yorktown       2,850'    F&G SS-2000                  GOM              Idle                 DODI
-----------------------------------------------------------------------------------------------------------------

DOMESTIC JACKUPS (11)
-----------------------------------------------------------------------------------------------------------------
Ocean Crusader       200'      Mat Cantilever               GOM           Contracted        Walter Oil & Gas
-----------------------------------------------------------------------------------------------------------------
Ocean Drake          200'      Mat Cantilever               GOM              Idle                 DODI
-----------------------------------------------------------------------------------------------------------------
Ocean Columbia       250'      Independent Leg              GOM           Contracted            ADTI/Tana
                               Cantilever
-----------------------------------------------------------------------------------------------------------------
Ocean Spartan        300'      Independent Leg              GOM           Contracted          Stone Energy
                               Cantilever
-----------------------------------------------------------------------------------------------------------------
Ocean Spur           300'      Independent Leg              GOM           Contracted          Entre/Howard
                               Cantilever
-----------------------------------------------------------------------------------------------------------------
Ocean King           300'      Independent Leg              GOM           Contracted           BP America
                               Cantilever
-----------------------------------------------------------------------------------------------------------------
Ocean Nugget         300'      Independent Leg              GOM           Contracted          Taylor Energy
                               Cantilever
-----------------------------------------------------------------------------------------------------------------
Ocean Summit         300'      Independent Leg              GOM           Contracted             El Paso
                               Cantilever
-----------------------------------------------------------------------------------------------------------------
Ocean Warwick        300'      Independent Leg              GOM           Contracted          ADTI/Newfield
                               Cantilever
-----------------------------------------------------------------------------------------------------------------
Ocean Titan          350'      Independent Leg Slot         GOM      Shipyard for cantilever      DODI
                                                                             upgrade
-----------------------------------------------------------------------------------------------------------------
Ocean Tower          350'      Independent Leg              GOM           Contracted             Denbury
                               Cantilever
-----------------------------------------------------------------------------------------------------------------


                                      1

  RIG NAME            WD         DESIGN                LOCATION           STATUS*             OPERATOR
-----------------------------------------------------------------------------------------------------------------
INTERNATIONAL SEMISUBMERSIBLES (16)
-----------------------------------------------------------------------------------------------------------------
MEXICO
-----------------------------------------------------------------------------------------------------------------
Ocean Ambassador     1,100'    Bethlehem SS-2000            GOM           Contracted              PEMEX
-----------------------------------------------------------------------------------------------------------------
Ocean Whittington    1,500'    Aker H-3                     GOM           Contracted              PEMEX
-----------------------------------------------------------------------------------------------------------------
Ocean Worker         3,500'    F&G 9500 Enhanced            GOM           Contracted              PEMEX
                               Pacesetter
-----------------------------------------------------------------------------------------------------------------

AFRICA
-----------------------------------------------------------------------------------------------------------------
Ocean Patriot        1,500'    Bingo 3000              South Africa          Idle                 DODI
-----------------------------------------------------------------------------------------------------------------

NORTH SEA
-----------------------------------------------------------------------------------------------------------------
Ocean Nomad          1,200'    Aker H-3                  North Sea        Contracted           PetroCanada
-----------------------------------------------------------------------------------------------------------------
Ocean Guardian       1,500'    Earl & Wright Sedco 711   North Sea        Contracted              Shell
                               Series
-----------------------------------------------------------------------------------------------------------------
Ocean Princess       1,500'    Aker H-3                  North Sea        Contracted            Talisman
-----------------------------------------------------------------------------------------------------------------
Ocean Vanguard       1,500'    Bingo 3000                North Sea           Idle                 DODI
-----------------------------------------------------------------------------------------------------------------

AUSTRALASIA
-----------------------------------------------------------------------------------------------------------------
Ocean Bounty         1,500'    Victory Class             Australia        Contracted              Inpex
-----------------------------------------------------------------------------------------------------------------
Ocean Epoch          1,640'    Korkut                    Australia           Idle                 DODI
-----------------------------------------------------------------------------------------------------------------
Ocean General        1,640'    Korkut                     Vietnam         Contracted          PetroVietnam
-----------------------------------------------------------------------------------------------------------------
Ocean Baroness       7,000'    Victory Class             Indonesia        Contracted             Unocal
-----------------------------------------------------------------------------------------------------------------
Ocean Rover          7,000'    Victory Class             Singapore        Contracted             Murphy
-----------------------------------------------------------------------------------------------------------------

BRAZIL
-----------------------------------------------------------------------------------------------------------------
Ocean Yatzy          3,300'    DP DYVI Super Yatzy        Brazil          Contracted            Petrobras
-----------------------------------------------------------------------------------------------------------------
Ocean Winner         3,500'    Aker H-3                   Brazil          Contracted            Petrobras
-----------------------------------------------------------------------------------------------------------------
Ocean Alliance       5,000'    Alliance Class             Brazil          Contracted            Petrobras
-----------------------------------------------------------------------------------------------------------------


                                       2

  RIG NAME            WD         DESIGN                LOCATION           STATUS*             OPERATOR
-----------------------------------------------------------------------------------------------------------------
INTERNATIONAL DRILLSHIPS (1)
-----------------------------------------------------------------------------------------------------------------
Ocean Clipper        7,500'    DP Fluor/Mitsubishi        Brazil          Contracted            Petrobras
-----------------------------------------------------------------------------------------------------------------

INTERNATIONAL JACKUPS (2)
-----------------------------------------------------------------------------------------------------------------
Ocean Sovereign      250'      Independent Leg           Indonesia           Idle                 DODI
                               Cantilever
-----------------------------------------------------------------------------------------------------------------
Ocean Heritage       300'      Independent Leg           Indonesia           Idle                 DODI
                               Cantilever
-----------------------------------------------------------------------------------------------------------------

COLD STACKED (7)
-----------------------------------------------------------------------------------------------------------------
Ocean Liberator      600'      Aker H-3                  S. Africa       Cold Stacked             DODI
-----------------------------------------------------------------------------------------------------------------
Ocean Century        800'      Korkut                       GOM          Cold Stacked             DODI
-----------------------------------------------------------------------------------------------------------------
Ocean Prospector     1,700'    Victory Class                GOM          Cold Stacked             DODI
-----------------------------------------------------------------------------------------------------------------
Ocean Champion       250'      Mat Slot                     GOM          Cold Stacked             DODI
-----------------------------------------------------------------------------------------------------------------
Ocean Endeavor       2,000'    Victory Class                GOM          Cold Stacked             DODI
-----------------------------------------------------------------------------------------------------------------
Ocean Voyager        3,200'    Victory Class                GOM          Cold Stacked             DODI
-----------------------------------------------------------------------------------------------------------------
Ocean New Era        1,500'    Korkut                       GOM          Cold Stacked             DODI
-----------------------------------------------------------------------------------------------------------------
NOTES:

* ASSUME 95-98% UTILIZATION RATE DURING CONTRACTED PERIODS TO ALLOW FOR NORMAL
EQUIPMENT REPAIR DOWNTIME

GOM = Gulf of Mexico

                             ** TABLE CONTINUED **

                        DIAMOND OFFSHORE DRILLING, INC.
                   RIG STATUS REPORT AS OF SEPTEMBER 2, 2003



  RIG NAME                        CURRENT TERM        DAYRATE (000S)    START DATE
--------------------------------------------------------------------------------------------
DOMESTIC DEEPWATER SEMISUBMERSIBLES (6)
--------------------------------------------------------------------------------------------
Ocean Quest                             -                  -                 -
--------------------------------------------------------------------------------------------
Ocean Star                     nine month term work     mid 80's      early March 2003
--------------------------------------------------------------------------------------------
Ocean America                        one well          upper 60's      early June 2003
--------------------------------------------------------------------------------------------
Ocean Valiant                         one well          upper 50's      late April 2003
--------------------------------------------------------------------------------------------
Ocean Victory                  two wells (Saratoga       low 40s       late July 2003
                                   substitution)
--------------------------------------------------------------------------------------------
Ocean Confidence                   five-year term          170's      early January 2001
--------------------------------------------------------------------------------------------

DOMESTIC 2ND/3RD GENERATION SEMISUBMERSIBLES (4)
--------------------------------------------------------------------------------------------
Ocean Concord                 second of two wells       mid 40's       early July 2003
--------------------------------------------------------------------------------------------
Ocean Lexington            first of two wells plus      low 40's         late August
                                   option
--------------------------------------------------------------------------------------------
Ocean Saratoga                 one well plus option     low 40's         late August
--------------------------------------------------------------------------------------------
Ocean Yorktown                          -                  -                 -
--------------------------------------------------------------------------------------------

DOMESTIC JACKUPS (11)
--------------------------------------------------------------------------------------------
Ocean Crusader                 first of two wells      low 20's       late June 2003
--------------------------------------------------------------------------------------------
Ocean Drake                             -                  -                 -
--------------------------------------------------------------------------------------------
Ocean Columbia                      one well           mid 20's       mid August 2003
--------------------------------------------------------------------------------------------
Ocean Spartan                 one well plus option     mid 20's       late July 2003
--------------------------------------------------------------------------------------------
Ocean Spur                  first of three wells    upper 20's     late August 2003
--------------------------------------------------------------------------------------------
Ocean King                      multiple wells        mid 20's      early April 2003
--------------------------------------------------------------------------------------------
Ocean Nugget             seventh of seven wells     mid 20's       mid March 2003
                                plus option
--------------------------------------------------------------------------------------------
Ocean Summit                 two wells plus option   upper 20's     late August 2003
--------------------------------------------------------------------------------------------
Ocean Warwick                one well plus option     mid 20's      late August 2003
--------------------------------------------------------------------------------------------
Ocean Titan                             -                  -                 -
--------------------------------------------------------------------------------------------
Ocean Tower                first of four wells plus   mid 30's      late August 2003
                                    option
--------------------------------------------------------------------------------------------


                                       1

  RIG NAME                        CURRENT TERM        DAYRATE (000S)    START DATE
--------------------------------------------------------------------------------------------
INTERNATIONAL SEMISUBMERSIBLES (16)
--------------------------------------------------------------------------------------------
MEXICO
--------------------------------------------------------------------------------------------
Ocean Ambassador                four year term work     mid 50's       late July 2003
--------------------------------------------------------------------------------------------
Ocean Whittington               four year term work     low 60's       late July 2003
--------------------------------------------------------------------------------------------
Ocean Worker                    four year term work     upper 60's     mid August 2003
--------------------------------------------------------------------------------------------

AFRICA
--------------------------------------------------------------------------------------------
Ocean Patriot                            -                  -                 -
--------------------------------------------------------------------------------------------

NORTH SEA
--------------------------------------------------------------------------------------------
Ocean Nomad                        one well            mid 40's        mid June 2003
--------------------------------------------------------------------------------------------
Ocean Guardian               one year plus one year    low 50's      early April 2003
                                    option
--------------------------------------------------------------------------------------------
Ocean Princess                   second well           low 40's       late May 2003
--------------------------------------------------------------------------------------------
Ocean Vanguard                         _                  _                 _
--------------------------------------------------------------------------------------------

AUSTRALASIA
--------------------------------------------------------------------------------------------
Ocean Bounty                  three wells plus two     low 70's        mid June 2003
--------------------------------------------------------------------------------------------
Ocean Epoch                             -                  -                 -
--------------------------------------------------------------------------------------------
Ocean General             last of three wells plus     mid 50's      early August 2003
                                    option
--------------------------------------------------------------------------------------------
Ocean Baroness                 400 days plus option       110's        late March 2003
--------------------------------------------------------------------------------------------
Ocean Rover                   Three wells plus option     110s          mid July 2003
--------------------------------------------------------------------------------------------

BRAZIL
--------------------------------------------------------------------------------------------
Ocean Yatzy                five-year term plus option   120's      early November 1998
--------------------------------------------------------------------------------------------
Ocean Winner                  one year extension       low 60's    early November 2002
--------------------------------------------------------------------------------------------
Ocean Alliance                 four-year contract        110's     early September 2000
--------------------------------------------------------------------------------------------

                                       2

  RIG NAME                     CURRENT TERM        DAYRATE (000S)    START DATE
--------------------------------------------------------------------------------------------
INTERNATIONAL DRILLSHIPS (1)
--------------------------------------------------------------------------------------------
Ocean Clipper                one-year extension        100's       mid February 2003
--------------------------------------------------------------------------------------------

INTERNATIONAL JACKUPS (2)
--------------------------------------------------------------------------------------------
Ocean Sovereign                          -                  -                 -
--------------------------------------------------------------------------------------------
Ocean Heritage                           -                  -                 -
--------------------------------------------------------------------------------------------

COLD STACKED (7)
--------------------------------------------------------------------------------------------
Ocean Liberator                          -                  -                 -
--------------------------------------------------------------------------------------------
Ocean Century                            -                  -                 -
--------------------------------------------------------------------------------------------
Ocean Prospector                         -                  -                 -
--------------------------------------------------------------------------------------------
Ocean Champion                           -                  -                 -
--------------------------------------------------------------------------------------------
Ocean Endeavor                           -                  -                 -
--------------------------------------------------------------------------------------------
Ocean Voyager                            -                  -                 -
--------------------------------------------------------------------------------------------
Ocean New Era                            -                  -                 -
--------------------------------------------------------------------------------------------

NOTES:

* ASSUME 95-98% UTILIZATION RATE DURING CONTRACTED PERIODS TO ALLOW FOR NORMAL
EQUIPMENT REPAIR DOWNTIME

GOM = Gulf of Mexico

                             ** TABLE CONTINUED **

                        DIAMOND OFFSHORE DRILLING, INC.
                   RIG STATUS REPORT AS OF SEPTEMBER 2, 2003


  RIG NAME                   ESTIMATED END DATE    FUTURE CONTRACT AND OTHER INFORMATION
-------------------------------------------------------------------------------------------------------
DOMESTIC DEEPWATER SEMISUBMERSIBLES (6)
-------------------------------------------------------------------------------------------------------
Ocean Quest                            -              available.
-------------------------------------------------------------------------------------------------------
Ocean Star                       late October 2003    available.
-------------------------------------------------------------------------------------------------------
Ocean America                  mid September 2003     available.
-------------------------------------------------------------------------------------------------------
Ocean Valiant                  early September 2003   available.
-------------------------------------------------------------------------------------------------------
Ocean Victory                   mid September 2003    available.
-------------------------------------------------------------------------------------------------------
Ocean Confidence                early January 2006    available.
-------------------------------------------------------------------------------------------------------

DOMESTIC 2ND/3RD GENERATION SEMISUBMERSIBLES (4)
-------------------------------------------------------------------------------------------------------
Ocean Concord                   early October 2003    one well extension; available.
-------------------------------------------------------------------------------------------------------
Ocean Lexington                  mid October 2003     available.
-------------------------------------------------------------------------------------------------------
Ocean Saratoga                   mid October 2003     available.
-------------------------------------------------------------------------------------------------------
Ocean Yorktown                           -            Survey; available mid Sept.
-------------------------------------------------------------------------------------------------------

DOMESTIC JACKUPS (11)
-------------------------------------------------------------------------------------------------------
Ocean Crusader                   mid October 2003     One well plus option with Stone in mid 20's
                                                      beginning mid October and ending mid December
                                                      2003; available.
-------------------------------------------------------------------------------------------------------
Ocean Drake                              -            Survey; available early Oct.
-------------------------------------------------------------------------------------------------------
Ocean Columbia                  late September 2003   One well with ADTI/Seneca in upper 20's beginning
                                                      late September and ending mid October 2003;
                                                      available.
-------------------------------------------------------------------------------------------------------
Ocean Spartan                    mid October 2003     available.
-------------------------------------------------------------------------------------------------------
Ocean Spur                       mid October 2003     available.
-------------------------------------------------------------------------------------------------------
Ocean King                       mid October 2003     available.
-------------------------------------------------------------------------------------------------------
Ocean Nugget                 early September 2003     Two well extension with Taylor in mid 20s ending
                                                      late October 2003; available.
-------------------------------------------------------------------------------------------------------
Ocean Summit                     late October 2003    available.
-------------------------------------------------------------------------------------------------------
Ocean Warwick                   late September 2003   available.
-------------------------------------------------------------------------------------------------------
Ocean Titan                             -             Cantilever upgrade ending mid December 2003.
-------------------------------------------------------------------------------------------------------
Ocean Tower                      mid January 2004     available.
-------------------------------------------------------------------------------------------------------


                                      1

  RIG NAME                   ESTIMATED END DATE         FUTURE CONTRACT AND OTHER INFORMATION
-------------------------------------------------------------------------------------------------------
INTERNATIONAL SEMISUBMERSIBLES (16)
-------------------------------------------------------------------------------------------------------
MEXICO
-------------------------------------------------------------------------------------------------------
Ocean Ambassador                mid December 2007    available.
-------------------------------------------------------------------------------------------------------
Ocean Whittington              early October 2006    available.
-------------------------------------------------------------------------------------------------------
Ocean Worker                     late July 2007      available.
-------------------------------------------------------------------------------------------------------

AFRICA
-------------------------------------------------------------------------------------------------------
Ocean Patriot                           -            available.
-------------------------------------------------------------------------------------------------------

NORTH SEA
-------------------------------------------------------------------------------------------------------
Ocean Nomad                    mid September 2003    available.
-------------------------------------------------------------------------------------------------------
Ocean Guardian                 late March 2004       available.
-------------------------------------------------------------------------------------------------------
Ocean Princess                 early November 2003   First option declared plus option with Talisman
                                                     in low 40s beginning early November 2003 and ending
                                                     mid January 2004.
-------------------------------------------------------------------------------------------------------
Ocean Vanguard                          _            available.
-------------------------------------------------------------------------------------------------------

AUSTRALASIA
-------------------------------------------------------------------------------------------------------
Ocean Bounty                     mid March 2004      available.
-------------------------------------------------------------------------------------------------------
Ocean Epoch                             -            available.
-------------------------------------------------------------------------------------------------------
Ocean General                    mid October 2003    available.

-------------------------------------------------------------------------------------------------------
Ocean Baroness                   early May 2004      available.
-------------------------------------------------------------------------------------------------------
Ocean Rover                    late November 2003    available.
-------------------------------------------------------------------------------------------------------

BRAZIL
-------------------------------------------------------------------------------------------------------
Ocean Yatzy                     early November 2003   Scheduled for survey in 4th Qtr. Estimated downtime
                                                      30 days.
-------------------------------------------------------------------------------------------------------
Ocean Winner                    late November 2004    Scheduled for survey in 4th Qtr. Estimated downtime
                                                      60 days.
-------------------------------------------------------------------------------------------------------
Ocean Alliance                 early September 2004   Scheduled for survey in 4th Qtr. Estimated downtime
                                                      60 days.
-------------------------------------------------------------------------------------------------------

                                       2

  RIG NAME                   ESTIMATED END DATE     FUTURE CONTRACT AND OTHER INFORMATION
-------------------------------------------------------------------------------------------------------
INTERNATIONAL DRILLSHIPS (1)
-------------------------------------------------------------------------------------------------------
Ocean Clipper                  early January 2004    available.
-------------------------------------------------------------------------------------------------------

INTERNATIONAL JACKUPS (2)
-------------------------------------------------------------------------------------------------------
Ocean Sovereign                         -            available.

-------------------------------------------------------------------------------------------------------
Ocean Heritage                          -            available.

-------------------------------------------------------------------------------------------------------

COLD STACKED (7)
-------------------------------------------------------------------------------------------------------
Ocean Liberator                         -            Cold stacked Nov. '02.
-------------------------------------------------------------------------------------------------------
Ocean Century                           -            Cold stacked July '98.
-------------------------------------------------------------------------------------------------------
Ocean Prospector                        -            Cold stacked Oct. '99.
-------------------------------------------------------------------------------------------------------
Ocean Champion                          -            Cold Stacked Feb. '02.
-------------------------------------------------------------------------------------------------------
Ocean Endeavor                          -            Cold stacked March '02.
-------------------------------------------------------------------------------------------------------
Ocean Voyager                           -            Cold stacked March '02.
-------------------------------------------------------------------------------------------------------
Ocean New Era                           -            Cold stacked Dec. '02.
-------------------------------------------------------------------------------------------------------

NOTES:

* ASSUME 95-98% UTILIZATION RATE DURING CONTRACTED PERIODS TO ALLOW FOR NORMAL
EQUIPMENT REPAIR DOWNTIME

GOM = Gulf of Mexico

                              ** TABLE COMPLETE **

                                       3